UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	Aberdeen Income Credit Strategies Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1 — Reports to Stockholders —

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Income Credit Strategies Fund (ACP)

Annual Report
October 31, 2019

Chicago

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at 800-647-0584 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Income Credit Strategies Fund (the “Fund”), for the fiscal year ended October 31, 2019. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Total Investment Return

For the fiscal year ended October 31, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-0.3%
Market Price*	-2.5%

*         assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Adviser (page 4) and Total Investment Returns (page 8).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
On 10/31/2019	$12.46	$11.33	9.1%
On 10/31/2018	$14.08	$13.09	7.0%

During the fiscal year ended October 31, 2019, the Fund’s NAV was within a range of $12.16 to $14.08 and the Fund’s market price traded within a range $10.09 to $13.18. Throughout the fiscal year ended October 31, 2019, the Fund’s shares traded within a range of a discount of 18% to a premium of 0.3%.

Rights Offering

On October 16, 2019, the Fund commenced a transferable rights offering to shareholders of record on October 16, 2019 (“Rights Offer”) to subscribe for up to an aggregate of 4,358,024 common shares. The Rights Offer expired on November 13, 2019 (expiration date). Each record date shareholder received one right for each outstanding common share held, which entitled such shareholder to purchase one new Fund common share for every three rights held. The Rights Offer was over-subscribed. The subscription price on the expiration date pursuant to the Rights Offer was $10.17 per common share of the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Rights Offer and on each of the four preceding trading days. Rights holders exercised their rights to purchase 4,358,024 common shares. Gross proceeds from the Rights Offer were $44,370,854. The Fund received the proceeds of the Rights Offer minus the dealer manager fee and other expenses of the Rights Offer totaling $2,237,462. As of November 13, 2019, the net asset value for each of the Fund’s common shares was reduced by $0.70 for the Fund as a result of the dilution associated with the issuance of common shares in connection with the Rights Offer.

Revolving Credit Facility

The Fund’s $100,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018 and was replaced with an $85,000,000 senior secured 364-day revolving credit facility with BNP Paribas. The outstanding balance on the Fund’s revolving credit facility with BNP Paribas as of October 31, 2019 was $72,000,000. The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia on October 31, 2018 was $83,000,000. On November 2, 2018, December 24, 2018 and August 22, 2019, the Fund paid down $8,000,000 to The Bank of Nova Scotia and $5,000,000 and $3,000,000 to BNP Paribas, respectively. On January 31, 2019, March 29, 2019 and April 30, 2019, the Fund borrowed $3,000,000, $1,000,000 and $1,000,000, respectively on the revolving credit facility leaving the outstanding balance at $72,000,000. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board of Trustees regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2019 totaled $1.44 per share. Based on the average market price for the fiscal year ended October 31, 2019 of $12.08, the distribution rate over the twelve-month period ended October 31, 2019 was 11.92%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

As announced On October 25, 2019, the Fund distributed $0.12 per share with a record date of November 5, 2019 and pay date of November 29,

Aberdeen Income Credit Strategies Fund	1

Letter to Shareholders (unaudited) (continued)

2019. As announced on December 10, 2019, the Fund distributed $0.12 per share with a record date of December 31, 2019 and pay date of January 10, 2020.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

The Fund’s dividend was substantially supported by income and realized currency gains. The return of capital (2.8%) resulted from an IRS tax requirement that the Fund recognize the unrealized currency loss of open forward foreign currency contracts as of October 31, 2019 as a component of income.

Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser and subject to market conditions and investment considerations. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2019, the Fund did not repurchase any shares through the Program. In light of the Rights Offer announced by the Board on October 2, 2019, and certain considerations under applicable law, the Board approved a temporary suspension of the Program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov. This information is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which is now expected to be January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial

2	Aberdeen Income Credit Strategies Fund

Letter to Shareholders (unaudited) (concluded)

markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide to this Fund. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contactus/preferences

Contact Us:

•   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•   Email: Investor.Relations@aberdeenstandard.com; or

•   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Income Credit Strategies Fund	3

Report of the Investment Adviser (unaudited)

Market/economic review

Global high-yield markets, as measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index1 (hedged into U.S. dollars), returned 9.52% for the 12-month period ended October 31, 2019. However, the initial two months of the reporting period were characterized by a severe sell-off in global credit and equity markets; December 2018 saw the worst performance for risk assets since 2011. The European Central Bank (ECB) finished its bond-buying program in December, and the U.S. Federal Reserve (Fed) raised its benchmark interest rate for the ninth time in the policy cycle and stated that it remained on “autopilot” regarding continued interest-rate increases . Investors reacted negatively to this comment, causing U.S. equities, as represented by the broader-market S&P 500 Index,2 to fall over 10% in 10 days in December and also led to a slump in global credit markets. It was only after the Fed and ECB changed tack and spoke dovishly on monetary policy that risk assets stabilized, and then subsequently surged in January 2019.

This dovish monetary policy stance was borne out as 2019 progressed, with the Fed reducing the federal funds rate in three increments of 25 basis points (0.25%) in July, September and October. In Europe, the ECB cut interest rates, restarted longer-term funding operations for banks, and — importantly for credit investors — implemented a quantitative easing program through the purchase of corporate bonds.

Frequent negative headlines over the trade dispute between the U.S. and China roiled global financial markets over the reporting period; however, towards the end of the period, it appeared that both countries could agree on a “phase one” deal. This proved enough to appease investors, and they took the view that in a 2020 presidential election year, U.S. President Donald Trump will want to demonstrate some progress on trade. In Europe, the risks of a hard Brexit (the UK’s departure from the European Union without a withdrawal agreement) receded as the UK looks towards a December 2019 general election to provide some form of mandate and direction on the matter.

In our view, the 2019 market environment can be characterized as one in which the spigots of monetary policy were opened to counter fears of recession. We think that the policy has worked thus far as financial markets are concerned. The S&P 500 Index reached several record highs during the first 10 months of the 2019 calendar year, returning 14.3% over the reporting period. However, the index returned roughly 30% from its low levels in December 2018, to the end of the reporting period. The yield on the 10-year U.S. Treasury note fell by 146 basis points (1.46%) to 1.69% over the 12-month period, providing a tailwind to higher-quality and longer-duration3 assets.

Within the global high-yield sector, a clear bifurcation developed between lower-rated4 (CCC) and higher-rated (BB) credit. While higher-quality issues historically have tended to benefit from the declines in U.S. Treasury yields (and the concurrent rise in prices), investor fund flows were directed into the less risky securities. Conversely, the higher-yielding and more industrialized segments of the market underperformed. This reflected investors’ concerns regarding the risk of recession in the U.S. and Europe, as well as the efficacy of global central bank monetary policy if the trade war deteriorated. During the reporting period, CCC rated credit returned — 2.6%, as measured by the ICE BofA ML CCC & Lower US High Yield Index,5 while B and BB rated issues returned 7.5% and 11.7%, respectively. The weakest-performing sectors were energy, autos and capital goods, as a combination of overleveraged corporate balance sheets, poor business models and structural pressures weighed on these credits.

1

The ICE BofA ML Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected.

2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

4

S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

5

The ICE BofA ML CCC & Lower US High Yield Index tracks the performance of U.S. dollar-denominated non-investment-grade debt rated CCC or lower. Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

4	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (continued)

The ICE BofA ML Euro High Yield Constrained6 and ICE BofA ML High Yield Emerging Markets Corporate Plus7 indices (hedged into U.S. dollars) returned 9.8% and 11.3%, respectively, for the 12-month period ended October 31, 2019.

Fund performance review

Aberdeen Income Credit Strategies Fund returned -0.3% on a net asset value basis for the 12-month period ended October 31, 2019, versus the 9.5% return of its benchmark, the ICE BofA ML Global High Yield Constrained Index. Fund performance was hampered by positions in lower-rated credit, a relatively shorter duration versus the overall market, and several holdings in the energy sector. Regarding geographical regions, the Fund’s exposure to euro-denominated bonds saw an uptick from 29% to 32% of net assets over the reporting period. The Fund’s UK sterling exposure increased to 28% from 20%, with the balance in US dollars. We increased the Fund’s sterling position as we believed that sterling-denominated credit was relatively attractive as the prices had declined amid investors’ Brexit fears. The Fund’s overall effective duration was fairly stable at three years during the reporting period.

The Fund’s average credit quality improved during the 12-month reporting period. The holdings in BB rated issues increased from 20% to 23% of net assets, and the B and CCC rated credits decreased by 7% and 10%, respectively, to corresponding allocations of 46% and 28%. In terms of sectors, the major changes were a reduction in energy (from 18% to 6% of net assets), and increases in banking (from 5% to 16%, telecommunications (from 8% to 13%), healthcare (from 8% to 12%), and media (from 4% to 9%).

The main contributors to Fund performance for the reporting period were holdings in France-based telecommunications company Altice S.A. (principally French mobile company SFR), which rallied sharply after the company repaid debt by disposing of some assets, saw improved operational performance, and termed out8 debt. The Fund’s holding in Telecom Italia SpA’s long-dated bonds also performed well, helped by both their long duration in a declining- yield environment and stable performance. The position in the subordinated bonds of UK-based home-care provider VoyageCare Ltd. also bolstered Fund performance as they performed well despite the company’s rising labor costs. The Fund’s holdings in other UK issuers which benefited as Brexit fears abated were credit card provider NewDay Ltd., as the company continued to demonstrate growing profitability, and Virgin Money plc (formerly CYBG), a small challenger bank.9 We exited the Fund’s positions in UK-based telecommunications company Vodafone plc’s hybrid securities, office products retailer Staples Inc., into a refinancing, and Bausch Health Companies Inc.

Detractors from Fund performance over the reporting period included the holding in wind turbine manufacturer Senvion S.A. We sold the bonds at a loss as we believed that the company was repeatedly failing to execute on projects and working capital management. Senvion subsequently restructured and the bonds currently have little value. The Fund’s positions in the energy sector also weighed on performance as there was a reappraisal of the value of some business models in terms of the quality of oil and gas reserves and the costs of extraction of these commodities, as well as the pace of recovery in the oilfield services sector. Individual detractors were California Resources Corp., Sable Permian Resources LLC, Seadrill Ltd., and Sanchez Energy Corp. Other holdings that underperformed during the period included Spain-based construction company Grupo Aldesa S.A., and Caribbean telecommunications company Digicel Group Ltd., for which we maintain the positions as we believe that the bonds have upside potential.

The Fund’s use of derivatives had an overall positive impact on performance for the period, adding about 205 basis points to its return, primarily due to the hedging of non US Dollar exposure. The fund uses currency forward derivatives to protect the capital of the fund from non US Dollar volatility and does not take active currency positions. Part of the positive impact from the currency forwards was derived from the higher yield the Fund receives when both GBP sterling and Euro coupon bonds are swapped into higher yielding US Dollars.

The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. Over the 12-month period, the Fund issued total distributions of $1.44 per share.

Outlook

It appears that credit spreads are no longer cheap relative to their levels at the beginning of the 12-month period. However, if the aggressive monetary policy easing the Fed and ECB achieves a soft

6	The ICE BofA ML Euro High Yield Constrained Index tracks the performance of euro-denominated below-investment-grade corporate debt publicly issued in the euro domestic or eurobond markets

7	The ICE BofA ML High Yield Emerging Markets Corporate Plus Index tracks the performance of U.S. dollar -denominated debt issued by non-sovereign emerging-market issuers that are rated BB or lower.

8

Term out refers to the accounting practice of capitalizing short-term debt into long-term without acquiring any new debt. The ability for a company or lending institution to “term out” a loan is an important strategy for debt management.

9	Challenger banks are small retail banks in the UK that compete directly with the longer-established banks in the country.

Aberdeen Income Credit Strategies Fund	5

Report of the Investment Adviser (unaudited) (continued)

landing instead of the recession widely feared just a few months ago, then we think that the credit cycle has been extended again. We believe that yields are likely to rise (and bond prices concurrently fall) and in this context, total returns for longer-duration and higher-quality credit could be sluggish. In our view, the continued vulnerability of the global economy and prevailing tight credit spreads means that any disappointment in trade talks could cause a sharp repricing of risk.

Idiosyncratic risk10 has increased over the past 12 months as slowing economic growth exposes the frailties of some industries and companies. We think that the theme in the market in 2019 has been investors remaining committed to improving the credit quality of their portfolios. In our judgment, this has become somewhat of a self-fulfilling prophecy as BB rated issues have performed strongly, aided by the declining yield backdrop, whereas access to credit has been restricted in certain sectors and overleveraged or structurally challenged businesses. This investor sentiment historically has resulted in higher default rates, but it is not generally anticipated that defaults will spike materially. We think that the relative cheapness of lower-rated credit suggests that opportunities exist, and we would not be surprised to see this part of the market play catch-up if downside risks to the U.S. and European economies are contained.

After posting a negative return in 2018, the global high-yield market saw strong performance for the first 10 months of 2019. Collapsing government yields disproportionately benefited the higher quality BB rated part of the market, which now appears fully valued. Credit spreads are well supported by central bank monetary policy in both the US and Europe which should ensure that defaults, while ticking higher, are likely to remain low. In the event that the major Western Economies stabilize in 2020 then government bond yields are likely to rise, and higher yielding credit should have the scope to perform.

In this context we are comfortable maintaining the Fund’s relatively short duration position. Rising dispersion and volatility that we have seen in the past year provide opportunities to identify income generating investments throughout global credit markets.

Loan Facility and the Use of Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018. On November 30, 2018, the Fund entered into a credit agreement providing for an $85,000,000 senior secured 364-day revolving credit loan facility with BNP Paribas. The outstanding balance on the Fund’s revolving credit facility with BNP Paribas as of October 31, 2019 was $72,000,000. During the fiscal year ended October 31, 2019, the Fund’s use of leverage decreased from 31.1% to 30.6% as a percentage of managed assets and the leverage amount ranged from a high of $85,000,000 to a low of $72,000,000 ending the period with a balance of $72,000,000. The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek return at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds, the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended. The covenants or guidelines could impede the Fund’s investment adviser or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.

Prices and availability of leverage are volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage.

10	Idiosyncratic risk is endemic to a country, individual asset, a group of assets, or a specific asset class.

6	Aberdeen Income Credit Strategies Fund

Report of the Investment Adviser (unaudited) (concluded)

Aberdeen Asset Managers Limited

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The performance of the global high-yield market is measured by the ICE Bank of America Merrill Lynch (BofA ML) Global High Yield Constrained Index, which tracks the performance of U.S. dollar-, Canadian dollar-, euro- and sterling-denominated, below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets. CCC rated credit is represented by the BofA ML CCC & Lower U.S. High Yield Constrained Index; BB rated credit is represented by the ICE BofA ML BB US High Yield Constrained Index; B rated credit is represented by the ICE BofA ML Single-B US High Yield Constrained Index; European high yield is represented by the ICE BofA ML Euro High Yield Constrained Index.

All indices are hedged to U.S. dollars.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Income Credit Strategies Fund	7

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and since inception periods as of October 31, 2019.

	1 Year	3 Years	5 Years	Since Inception (January 27, 2011)
Net Asset Value (NAV)	-0.3%	5.6%	4.1%	5.3%
Market Price	-2.5%	7.5%	4.2%	3.6%

Aberdeen Asset Managers Limited and Aberdeen Standard Investments Inc. (formerly Aberdeen Asset Management Inc.) assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return based on NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees and expenses charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return based on market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total return is based on the reported NAV or market price, as applicable, at the financial reporting period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenacp.com or by calling 800-522-5465.

The Fund’s annualized net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2019 was 4.05%. The annualized net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2019 was 3.89%. The annualized net operating expense ratio, excluding interest expense, commitment fee and loan servicing fees and net of fee waivers, based on the fiscal year ended October 31, 2019 was 2.27%

8	Aberdeen Income Credit Strategies Fund

Portfolio Composition (unaudited)

Quality of Investments(1)

The Fund did not hold any securities that were rated BBB/Baa as of the reporting period. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2019 compared to April 30, 2019 and October 31, 2018:

Date	BB/Ba* %	B* %	CCC*	CC*	C*	D*
October 31, 2019	17	51	32	0	0	0
April 30, 2019	19	41	39	1	0	0
October 31, 2018	3	51	41	3	2	0

*	Below investment grade

(1)

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s, Fitch or Moody’s, if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Adviser evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of:

Date	Europe %	United Kingdom %	United States %	Africa %	Latin America %	South America %	Middle East %	Caribbean %	Canada %	Australia %
October 31, 2019	37	30	23	4	1	1	1	1	1	1
April 30, 2019	32	32	27	4	0	0	2	2	1	0
October 31, 2018	31	24	39	4	0	0	0	2	0	0

Maturity Composition

As of October 31, 2019, the average maturity of the Fund’s total investments was 5.8 years, compared with 7.2 years at April 30, 2019 and 4.7 years at October 31, 2018. The table below shows the maturity composition of the Fund’s investments as of October 31, 2019 compared to October 31, 2018 and April 30, 2019:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2019	28	31	32	9
April 30, 2019	22	35	31	12
October 31, 2018	40	25	31	4

Aberdeen Income Credit Strategies Fund	9

Portfolio of Investments

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
BANK LOANS—4.9%
UNITED KINGDOM—1.5%
EUR	667	Matterhorn Telecom SA, 3.50%, 09/30/2026	$ 746,849
EUR	1,500	Synlab Bondco PLC, 3.75%, 06/20/2026	1,675,938
			2,422,787
UNITED STATES—3.4%
USD	8,330	California Resources Corporation, 12.17%, 12/31/2021	5,497,800
USD	4,000	La Paloma Generating Co., LLC, 02/20/2020(a)(b)(c)(d)	–
			5,497,800
		Total Bank Loans—4.9% (cost $14,894,948)	7,920,587
CORPORATE BONDS—133.7%
ARGENTINA—0.3%
USD	620	Telecom Argentina SA, 8.00%, 07/18/2023(e)(f)	554,286
AUSTRALIA—0.6%
USD	972	Mineral Resources Ltd., 8.13%, 05/01/2022(e)(f)	1,023,030
BELGIUM—1.0%
EUR	1,474	House of Finance, 4.38%, 07/15/2022(e)(f)	1,607,531
BRAZIL—1.3%
USD	2,046	NBM US Holdings, Inc., 7.00%, 05/14/2022(e)(f)	2,169,783
CANADA—0.8%
USD	1,205	Clearwater Seafoods, Inc., 6.88%, 05/01/2020(e)(f)	1,238,137
DENMARK—1.8%
USD	2,700	Danske Bank AS (fixed rate to 06/26/2025, variable thereafter), 7.00%, 06/26/2025(e)(g)	2,868,750
FRANCE—8.8%
EUR	3,100	Casino Guichard Perrachon SA, 4.50%, 12/07/2023(e)(f)	2,977,711
EUR	3,650	Constantin Investissement 3 SASU, 5.38%, 04/15/2020(e)(f)	4,166,480
EUR	423	La Financiere Atalian SASU, 4.00%, 05/15/2020(e)(f)	313,634
EUR	1,517	La Financiere Atalian SASU, 5.13%, 05/15/2021(e)(f)	1,126,812
EUR	2,656	Newco GB SAS, 8.00%, 12/15/2019(e)(f)(h)	3,039,995
USD	2,500	Societe Generale SA (fixed rate to 12/18/2023, variable thereafter), 7.88%, 12/18/2023(e)(g)	2,740,625
			14,365,257
GERMANY—1.6%
USD	2,800	Deutsche Bank AG (fixed rate to 12/01/2027, variable thereafter), 4.88%, 12/01/2027(f)	2,591,792
ISRAEL—1.5%
EUR	2,400	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 12/01/2024(f)	2,477,496
ITALY—0.5%
EUR	668	Diocle SpA, 3.88%, 06/15/2020(e)(f)(i)	751,539
JAMAICA—1.4%
USD	3,988	Digicel Group One Ltd., 8.25%, 12/30/2020(e)(f)	2,357,905
JERSEY—4.1%
GBP	5,300	Newday Bondco PLC, 7.38%, 02/01/2020(e)(f)	6,625,659

10	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
LUXEMBOURG—16.0%
USD	3,000	Altice Luxembourg SA, 7.63%, 02/15/2020(e)(f)	$ 3,093,750
USD	5,000	Altice Luxembourg SA, 10.50%, 05/15/2022(e)(f)	5,656,250
EUR	3,976	ARD Finance SA, 6.63%, 11/11/2019(f)(h)	4,589,347
USD	1,500	FAGE International SA / FAGE USA Dairy Industry, Inc., 5.63%, 08/15/2021(e)(f)	1,348,200
EUR	701	Hercule Debtco Sarl, 6.75%, 02/15/2020(e)(f)(h)	688,006
EUR	1,532	Kleopatra Holdings 1 SCA, 9.25%, 11/29/2019(e)(f)(h)	851,177
EUR	1,528	LHMC Finco 2 Sarl, 7.25%, 04/02/2021(e)(f)(h)	1,710,569
EUR	1,000	Matterhorn Telecom SA, 4.00%, 11/15/2022(e)(f)	1,164,032
EUR	2,000	Monitchem HoldCo 2 SA, 9.50%, 09/15/2022(e)(f)	2,208,293
EUR	4,300	Summer BC Holdco A Sarl, 9.25%, 10/31/2022(e)(f)	4,748,694
			26,058,318
MEXICO—0.9%
USD	1,500	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021(e)(f)	1,500,000
NETHERLANDS—5.9%
EUR	2,000	LeasePlan Corp., (fixed rate to 05/29/2024, variable rate thereafter), 7.38%, 05/29/2024(e)(g)	2,433,272
EUR	1,100	Lincoln Financing SARL, 3.63%, 10/01/2020(e)(f)	1,250,475
USD	1,374	OCI NV, 5.25%, 11/01/2021(e)(f)	1,422,090
EUR	1,400	Sigma Holdco BV, 5.75%, 05/15/2021(e)(f)	1,487,252
EUR	650	Summer BidCo BV, 9.00%, 05/15/2021(e)(f)(h)	755,755
EUR	2,000	UPCB Finance VII Ltd., 3.63%, 06/15/2022(e)(f)	2,346,814
			9,695,658
NIGERIA—1.8%
USD	2,860	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(e)(f)	2,989,272
PANAMA—0.8%
USD	1,226	C&W Senior Financing DAC, 6.88%, 09/15/2022(e)(f)	1,290,365
REPUBLIC OF IRELAND—2.4%
GBP	2,878	Virgin Media Receivables Financing Notes II DAC, 5.75%, 11/11/2019(e)(f)	3,830,538
SPAIN—1.7%
EUR	3,500	Aldesa Financial Services SA, 7.25%, 11/29/2019(e)(f)	1,737,079
USD	1,000	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(g)	1,031,282
			2,768,361
SWEDEN—5.3%
EUR	5,300	Unilabs Subholding AB, 5.75%, 05/15/2020(e)(f)	6,103,199
EUR	2,200	Verisure Midholding AB, 5.75%, 12/01/2019(e)(f)	2,526,631
			8,629,830
UKRAINE—1.9%
USD	3,000	Metinvest BV, 8.50%, 01/23/2026(e)(f)	3,141,492
UNITED KINGDOM—40.9%
GBP	2,000	Arrow Global Finance PLC, 5.13%, 11/12/2019(e)(f)	2,589,198
GBP	2,000	Barclays PLC (fixed rate to 09/15/2022, variable rate thereafter), 7.88%, 09/15/2022(e)(g)	2,792,236
EUR	713	Cabot Financial Luxembourg II SA, 6.38%, 06/14/2020(e)(f)(i)	822,047
GBP	1,000	Cabot Financial Luxembourg SA, 7.50%, 11/11/2019(e)(f)	1,340,687
GBP	1,100	Co-Operative Group Ltd., 11.00%, 12/18/2025	1,738,408
EUR	4,000	Corral Petroleum Holdings AB, 11.75%, 11/14/2019(e)(f)(h)	4,661,953

Aberdeen Income Credit Strategies Fund	11

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM (continued)
USD	1,500	EnQuest PLC, 7.00%, 11/11/2019(e)(f)(h)	$ 1,203,750
GBP	477	Galaxy Bidco Ltd., 6.50%, 07/17/2022(e)(f)	626,378
GBP	1,000	HBOS Sterling Finance Jersey LP (fixed rate to 12/09/2031, variable rate thereafter), 7.88%, 12/09/2031(g)	1,999,223
USD	1,500	Jaguar Land Rover Automotive PLC, 4.50%, 07/01/2027(e)(f)	1,286,550
GBP	2,000	Matalan Finance PLC, 6.75%, 01/31/2020(e)(f)	2,341,605
GBP	4,513	Mizzen Bondco Ltd., 7.00%, 11/29/2019(e)(f)	5,759,198
GBP	2,475	Pinnacle Bidco PLC, 6.38%, 02/15/2021(e)(f)	3,410,374
GBP	4,000	RAC Bond Co. PLC, 5.00%, 11/29/2019(e)(f)	4,668,403
USD	3,000	Royal Bank of Scotland Group PLC, 4.42%, 09/30/2027(g)(i)	2,909,250
USD	2,500	Royal Bank of Scotland Group PLC (fixed rate to 08/15/2021, variable rate thereafter), 8.63%, 08/15/2021(g)	2,693,750
USD	1,500	Royal Bank of Scotland Group PLC (fixed rate to 09/30/2031, variable rate thereafter), 7.65%, 09/30/2031(g)	2,130,450
GBP	2,000	Santander UK Group Holdings PLC (fixed rate to 06/24/2024, variable rate thereafter), 6.75%, 06/24/2024(e)(g)	2,762,340
GBP	4,200	Shop Direct Funding PLC, 7.75%, 11/29/2019(e)(f)	4,597,198
GBP	1,021	Virgin Media Secured Finance PLC, 4.25%, 10/15/2024(e)(f)	1,329,866
GBP	7,000	Virgin Money UK PLC, (fixed rate to 12/08/2022, variable rate thereafter), 8.00%, 12/08/2022(e)(g)	8,988,111
GBP	4,900	Voyage Care BondCo PLC, 10.00%, 11/29/2019(e)(f)	5,911,280
			66,562,255
UNITED STATES—28.4%
EUR	1,980	Adient Global Holdings Ltd., 3.50%, 05/15/2024(e)(f)	1,854,878
GBP	2,000	AMC Entertainment Holdings, Inc., 6.38%, 11/29/2019(f)	2,475,575
EUR	3,000	Banff Merger Sub, Inc., 8.38%, 09/01/2021(e)(f)	3,136,312
EUR	3,000	Bausch Health Cos. Inc., 4.50%, 11/29/2019(e)(f)	3,382,704
EUR	2,800	Cogent Communications Group, Inc., 4.38%, 06/30/2021(e)(f)	3,169,797
USD	1,901	CommScope, Inc., 8.25%, 03/01/2022(e)(f)	1,800,684
USD	3,800	Consolidated Communications, Inc., 6.50%, 12/02/2019(f)	3,429,500
USD	1,163	Cumulus Media New Holdings, Inc., 6.75%, 07/01/2022(e)(f)	1,232,780
USD	3,398	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/2022(e)(f)	3,499,940
USD	1,000	Dresdner Funding Trust I, 8.15%, 06/30/2029(e)(f)	1,335,000
USD	4,045	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(g)	3,905,892
USD	875	JBS Investments II GmbH, 5.75%, 07/15/2022(e)(f)	911,750
USD	1,400	JBS Investments II GmbH, 7.00%, 01/15/2022(e)(f)	1,517,600
USD	1,375	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021(e)(f)	928,125
USD	548	Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2022(e)(f)	423,330
USD	835	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(e)(f)	734,909
USD	1,845	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	1,743,525
USD	1,070	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	1,035,225
USD	1,200	Sprint Corp., 7.13%, 06/15/2024	1,302,000
USD	1,490	Staples, Inc., 7.50%, 04/15/2022(e)(f)	1,549,898
USD	1,275	Staples, Inc., 10.75%, 04/15/2022(e)(f)	1,326,000
USD	1,245	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2020(e)(f)	1,058,250
USD	1,320	Surgery Center Holdings, Inc., 6.75%, 07/01/2020(e)(f)	1,221,000
USD	1,910	Tenet Healthcare Corp., 6.88%, 11/15/2031	1,742,875
EUR	1,349	WMG Acquisition Corp., 3.63%, 10/15/2021(e)(f)	1,586,792
			46,304,341

12	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (continued)

As of October 31, 2019

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
ZAMBIA—4.0%
USD	3,696	First Quantum Minerals Ltd., 6.88%, 03/01/2021(e)(f)	$ 3,617,460
USD	2,917	First Quantum Minerals Ltd., 7.25%, 12/02/2019(e)(f)	2,926,116
			6,543,576
		Total Corporate Bonds—133.7% (cost $225,321,562)	217,945,171
SHORT-TERM INVESTMENT—4.2%
UNITED STATES—4.2%
USD	6,825,604	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75%(j)	6,825,604
		Total Short-Term Investment—4.2% (cost $6,825,604)	6,825,604
		Total Investments—142.8% (cost $247,042,114)(k)	232,691,362
		Liabilities in Excess of Other Assets—(42.8)%	(69,751,936)
		Net Assets—100.0%	$162,939,426

(a)	Illiquid security.
(b)	Non-Income Producing Security.
(c)	Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Security is in default.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	The maturity date presented for these instruments represents the next call/put date.
(g)

Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(h)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(i)

Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUR—Euro Currency

GBP—British Pound Sterling

USD—U.S. Dollar

Aberdeen Income Credit Strategies Fund	13

Portfolio of Investments (concluded)

As of October 31, 2019

At October 31, 2019, the Fund’s open forward foreign currency exchange contracts were as follows:

							Unrealized
Purchase Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
British Pound/United States Dollar
11/14/2019	Citibank N.A.	GBP	3,083,000	USD	3,989,813	$ 3,994,801	$ 4,988
11/14/2019	UBS AG	GBP	1,073,000	USD	1,378,178	1,390,341	12,163
Euro/United States Dollar
11/14/2019	Royal Bank of Canada (UK)	EUR	123,000	USD	136,029	137,271	1,242
						$ 5,522,413	$18,393

							Unrealized
Sale Contracts		Amount		Amount			Appreciation/
Settlement Date*	Counterparty	Purchased		Sold		Fair Value	(Depreciation)
United States Dollar/British Pound
11/14/2019	Citibank N.A.	USD	33,233,799	GBP	26,389,000	$ 34,193,575	$ (959,776)
11/14/2019	UBS AG	USD	34,229,173	GBP	27,151,000	35,180,937	(951,764)
United States Dollar/Euro
11/14/2019	Citibank N.A.	USD	38,644,435	EUR	34,857,000	38,901,218	(256,783)
11/14/2019	Royal Bank of Canada (UK)	USD	32,024,471	EUR	28,962,000	32,322,262	(297,791)
11/14/2019	UBS AG	USD	784,135	EUR	711,000	793,492	(9,357)
						$141,391,484	$(2,475,471)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

14	Aberdeen Income Credit Strategies Fund

Statement of Assets and Liabilities

As of October 31, 2019

Assets
Investments, at value (cost $240,216,510)	$225,865,758
Short-term investments, at value (cost $6,825,604)	6,825,604
Foreign currency, at value (cost $1,027,239)	1,034,505
Interest and dividends receivable	4,595,784
Receivable for investments sold	3,993,593
Other Assets	31,603
Unrealized appreciation on forward foreign currency exchange contracts	18,393
Prepaid expenses	153,707
Total assets	242,518,947
Liabilities
Bank loan payable (Note 7)	72,000,000
Payable for investments purchased	3,658,802
Unrealized depreciation on forward foreign currency exchange contracts	2,475,471
Due to custodian	926,275
Investment advisory fees payable (Note 3)	268,560
Administration fees payable (Note 3)	25,004
Investor relations fees payable (Note 3)	16,312
Interest payable on bank loan	8,990
Other accrued expenses	200,107
Total liabilities	79,579,521

Net Assets	$162,939,426
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$ 13,074
Paid-in capital in excess of par	225,483,943
Distributable accumulated loss	(62,557,591)
Net Assets	$162,939,426
Net asset value per share based on 13,074,072 shares issued and outstanding	$ 12.46

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	15

Statement of Operations

For the Year Ended October 31, 2019

Net Investment Income:
Income
Interest income	$ 20,094,161
Dividends and other Income	102,100
Total Investment Income	20,196,261
Expenses:
Investment advisory fee (Note 3)	3,010,700
Administration fee (Note 3)	301,070
Trustee fees	216,663
Legal fees and expenses	87,319
Independent auditors’ fees and expenses	86,165
Custodian’s fees and expenses	84,243
Insurance expense	62,606
Investor relations fees and expenses (Note 3)	58,648
Reports to shareholders and proxy solicitation	53,572
Transfer agent’s fees and expenses	8,276
Miscellaneous	95,082
Total expenses before reimbursed/waived expenses	4,064,344
Interest expense and commitment fee on credit facility (Note 7)	2,705,823
Total operating expenses before reimbursed/waived expenses	6,770,167
Investment adviser waiver (Note 3)	(268,509)
Net expenses	6,501,658

Net Investment Income	13,694,603
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments	(40,832,734)
Forward foreign currency exchange contracts	8,295,108
Foreign currency transactions	(80,934)
(32,618,560)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	21,393,086
Forward foreign currency exchange contracts	(4,858,848)
Foreign currency translation	127,345
16,661,583
Net (loss) from investments and foreign currency transactions	(15,956,977)
Net Decrease in Net Assets Resulting from Operations	$ (2,262,374)

See Notes to Financial Statements.

16	Aberdeen Income Credit Strategies Fund

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 13,694,603	$ 20,270,295
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(32,618,560)	16,317,793
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	16,661,583	(33,107,474)
Net increase/(decrease) in net assets resulting from operations	(2,262,374)	3,480,614
Distributions to Shareholders From:
Distributable earnings	(18,373,095)	(18,826,664)
Tax return of capital	(453,569)	—
Net decrease in net assets from distributions	(18,826,664)	(18,826,664)
Change in net assets resulting from operations	(21,089,038)	(15,346,050)
Net Assets:
Beginning of year	184,028,464	199,374,514
End of year	$162,939,426	$184,028,464

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	17

Statement of Cash Flows

For the Year Ended October 31, 2019

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$ (2,262,374)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(217,413,650)
Investments sold and principal repayments	215,886,999
Decrease in short-term investments, excluding foreign government securities	10,978,331
Net amortization/accretion of premium (discount)	(2,141,973)
Increase in receivable for capital shares issued	(31,603)
Decrease in interest and dividends receivable	785,879
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	4,858,848
Increase in prepaid expenses	(117,676)
Decrease in interest payable on bank loan	(200,007)
Increase in accrued investment advisory fees payable	4,597
Decrease in other accrued expenses	(28,964)
Decrease bank loan payable	(11,000,000)
Net change in unrealized depreciation from investments	(21,393,086)
Net change in unrealized depreciation from foreign currency translations	(127,345)
Net realized loss on investments in securities	40,832,734
Net cash provided by operating activities	18,630,710
Cash Flows from Financing Activities
Increase in payable due to custodian	926,275
Distributions paid to shareholders	(18,826,664)
Net cash used in financing activities	$ (17,900,389)
Effect of exchange rate on cash	5,368
Net change in cash	735,689
Cash at beginning of year	298,816
Cash at end of year	$ 1,034,505
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$ 1,905,830

See Notes to Financial Statements.

18	Aberdeen Income Credit Strategies Fund

Financial Highlights

	For the Fiscal Years Ended October 31,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$14.08	$15.25	$14.63	$14.91	$18.04
Net investment income	1.05	1.55	1.49	1.46	1.48
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.23)	(1.28)	0.57	(0.30)	(2.76)
Total from investment operations applicable to common shareholders	(0.18)	0.27	2.06	1.16	(1.28)
Distributions to common shareholders from:
Net investment income	(1.41)	(1.44)	(1.44)	(1.31)	(1.59)
Net realized gains	–	–	–	–	(0.26)
Tax return of capital	(0.03)	–	–	(0.13)	–
Total distributions	(1.44)	(1.44)	(1.44)	(1.44)	(1.85)
Capital Share Transactions:
Net asset value per common share, end of year	$12.46	$14.08	$15.25	$14.63	$14.91
Market value, end of year	$11.33	$13.09	$14.62	$12.60	$13.09

Total Investment Return Based on(b):
Market value	(2.48% )	(0.75% )	28.39%	8.75%	(9.29% )
Net asset value	(0.29% )	2.34%	15.34%	10.86%	(6.36% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$162,939	$184,028	$199,375	$191,323	$194,937
Average net assets applicable to common shareholders (000 omitted)	$167,303	$195,965	$198,723	$175,817	$213,105
Net operating expenses, net of fee waivers/recoupments	3.89%	3.49%	3.15%	3.04%	2.86%
Net operating expenses, excluding fee waivers/recoupments	4.05%	3.55%	3.13%	3.06%	2.80%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.27%	2.24%	2.26%	2.33%	2.32%
Net investment income	8.19%	10.34%	9.78%	10.88%	9.07%
Portfolio turnover	93%	103%	95%	95%	56%
Senior securities (loan facility) outstanding (000 omitted)	$72,000	$83,000	$83,000	$83,000	$90,000
Asset coverage per $1,000 on revolving credit facility at year end(c)	$3,263	$3,217	$3,402	$3,305	$3,166

(a)    Based on average shares outstanding.

(b)    Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)     Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	19

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Senior loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and

20	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2019

forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the “Valuation Time”), the security is valued at fair value as determined by the Fund’s Pricing

Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)		Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$7,920,587	$–	(1)	$7,920,587
Corporate Bonds	–	217,945,171	–		217,945,171
Total Fixed Income Investments	–	225,865,758	–	(1)	225,865,758
Short-Term Investment	6,825,604	–	–		6,825,604
Total Investments	$6,825,604	$225,865,758	$–	(1)	$232,691,362
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$18,393	$–		$18,393
Total Assets	$6,825,604	$225,884,151	$–	(1)	$232,709,755
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(2,475,471)	$–		$(2,475,471)
Other Financial Instruments

Amounts listed as “–” are $0 or round to $0.

(1) Represents a security that is fair valued at zero pursuant to procedures approved by the Fund’s Board of Trustees.

Aberdeen Income Credit Strategies Fund	21

Notes to Financial Statements (continued)

October 31, 2019

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the fiscal year in relation to net assets were not significant (0.0% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the fiscal year ended October 31, 2019 is not presented. The valuation technique used at October 31, 2019 was a valuation by the Fund’s Pricing Committee.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2019, the Fund used forward contracts to hedge its currency exposure.

22	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2019

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$18,393	Unrealized depreciation on forward foreign currency exchange contracts	$2,475,471
Total		$18,393		$2,475,471

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2019 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$4,988	$(4,988)	$–	$–	$1,216,559	$(4,988)	$–	$1,211,571
ROYAL BANK OF CANADA (UK)	1,242	(1,242)	–	–	297,791	(1,242)	–	296,549
UBS AG	12,163	(12,163)	–	–	961,121	(12,163)	–	948,958

(1)   In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

(2)   Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

(3)   Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Aberdeen Income Credit Strategies Fund	23

Notes to Financial Statements (continued)

October 31, 2019

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2019:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$8,295,108	$(4,858,848)
Total		$8,295,108	$(4,858,848)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2019. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2019.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$5,915,684
Sale Forward Foreign Currency Contracts	$134,093,192

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

g. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes

24	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2019

may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for forward foreign currency contracts which has been designated as collateral.

k. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2019 the Fund did not hold any unfunded loan commitments.

l. Payment-In-Kind:

The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Investment Adviser”) serves as investment adviser to the Fund and Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc.

For its services, AAML receives fees at an annual rate of: (i) 1.25% of the Fund’s average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the fiscal year ended October 31, 2019, AAML earned a gross advisory fee of $3,010,700.

AAML entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 1, 2019. The Expense Limitation Agreement limits the Fund’s “Other Expenses” (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 0.45% of the average daily assets of the Fund on an annualized basis. Through October 31, 2019, AAML waived and assumed a total of $240,966

Aberdeen Income Credit Strategies Fund	25

Notes to Financial Statements (continued)

October 31, 2019

of the Fund’s other expenses. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the “Reimbursement Requirements”).

As of October 31, 2019 to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Total*
	$120,130	$268,509	$388,639

*    Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

b. Fund Administration:

ASII, is the Fund’s administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2019, ASII earned $301,070 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement approved by the Fund’s Board on June 12, 2018, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2019, the Fund incurred investor relations fees of approximately $58,648. For the fiscal year ended October 31, 2019, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

d. Purchase/Sale Transactions Between Affiliates:

The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Fund. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the fiscal year ended October 31, 2019, the Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $2,622,757.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were $213,298,254 and $211,557,068, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of October 31, 2019, there were 13,074,072 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program (“Program”) for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount

26	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2019

and timing of any repurchase determined at the discretion of the Fund’s Investment Adviser and subject to market conditions and investment considerations. Pursuant to the Program, the Fund may repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2019, the Fund did not repurchase any shares through the Program. In light of the Rights Offer announced by the Board on October 2, 2019, and certain considerations under applicable law, the Board approved a temporary suspension of the Program.

7. Revolving Credit Facility

The Fund’s $100,000,000 senior secured revolving credit facility with The Bank of Nova Scotia terminated on November 30, 2018 and was replaced with an $85,000,000 senior secured 364-day revolving credit facility with BNP Paribas. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. For the fiscal year ended October 31, 2019, the outstanding balance on the Fund’s revolving credit facility with BNP Paribas was $72,000,000, and the average interest rate on the loan facility was 3.45%. The outstanding balance on the Fund’s revolving credit facility with The Bank of Nova Scotia on October 31, 2018 was $83,000,000. On November 2, 2018, December 24, 2018 and August 22, 2019, the Fund paid down $8,000,000 to The Bank of Nova Scotia and $5,000,000 and $3,000,000 to BNP Paribas, respectively. On January 31, 2019, March 29, 2019 and April 30, 2019, the Fund borrowed $3,000,000, $1,000,000 and $1,000,000 respectively on the revolving credit facility leaving outstanding balance at $72,000,000. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements. The average balance for the fiscal year ended October 31, 2019 was $73,553,425. The interest expense is accrued on a daily basis and is payable to The BNP Paribas on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $100,000,000.

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline

Aberdeen Income Credit Strategies Fund	27

Notes to Financial Statements (continued)

October 31, 2019

in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

d. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to a current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

e. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects, the risk of loss from such claims to be remote.

28	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2019

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/(Depreciation)
$247,045,614	$5,324,285	$(19,678,537)	$(14,354,252)

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$18,373,095	$18,826,664
Net long-term capital gains	–	–
Tax return of capital	453,569	–
Total tax character of distributions	$18,826,664	$18,826,664

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(48,241,045	)*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(14,316,546	)**
Total accumulated earnings/(losses) – net	$(62,557,591)

*    On October 31, 2019, the Fund had a net capital loss carryforward of $(48,241,045) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$14,866,782	Unlimited (Short-Term)
33,374,263	Unlimited (Long-Term)

**   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of wash sales and forward contracts being treated as realized for tax purposes.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to non-deductible excise tax. These reclassifications have no effect on net assets or NAVs per share.

Paid-in-Capital	Distributable Earnings/ (Accumulated Losses)
$(59,816)	$59,816

11. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after

Aberdeen Income Credit Strategies Fund	29

Notes to Financial Statements (concluded)

October 31, 2019

December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2019 other than described below.

On October 25, 2019 and December 10, 2019, the Fund announced that it will pay on November 29, 2019 and January 10, 2020 a distribution of $0.12 per share to all shareholders of record as of November 5, 2019 and December 31, 2019, respectively.

At a Board meeting held on June 11, 2019, the Board of Trustees of the Fund approved a new Transfer Agent agreement with Computershare Trust Company, N.A. (“Computershare”). Computershare is expected to become the Fund’s transfer agent on or about December 15, 2019.

Effective November 29, 2019, the Fund’s senior secured 364-day revolving credit facility with BNP Paribas was amended to extend the schedule commitment termination date to November 30, 2020 and to increase the facility to $110,000,000.

On December 16, 2019, the Fund borrowed $15,000,000 on the revolving credit facility leaving the outstanding balance at $87,000,000.

On October 16, 2019, the Fund commenced a transferable rights offering to shareholders of record on October 16, 2019 (“Rights Offer”) to subscribe for up to an aggregate of 4,358,024 common shares. The Rights Offer expired on November 13, 2019 (expiration date). Each record date shareholder received one right for each outstanding common share held, which entitled such shareholder to purchase one new Fund common share for every three rights held. The Rights Offer was over-subscribed. The subscription price on the expiration date pursuant to the Rights Offer was $10.17 per common share of the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Rights Offer and on each of the four preceding trading days. Rights holders exercised their rights to purchase 4,358,024 common shares. Gross proceeds from the Rights Offer were $44,370,854. The Fund received the proceeds of the Rights Offer minus the dealer manager fee and other expenses of the Rights Offer totaling $2,237,462. As of November 13, 2019, the net asset value for each of the Fund’s common shares was reduced by $0.70 for the Fund as a result of the dilution associated with the issuance of common shares in connection with the Rights Offer.

Effective December 1, 2019, the Adviser has contractually agreed to further limit total other expenses as a percentage of net assets attributable to Common Shares of the Fund to 0.35% of the average daily net assets of the Fund. This limit will be in effect at least through October 31, 2021.

30	Aberdeen Income Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Aberdeen Income Credit Strategies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Income Credit Strategies Fund (the Fund), including the portfolio of investments, as of October 31, 2019, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2016 were audited by other independent registered public accountants whose report, dated December 21, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2019

Aberdeen Income Credit Strategies Fund	31

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Income Credit Strategies Fund during the fiscal year ended October 31, 2019:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/28/18 – 1/10/19	0.0%	0.0%
1/31/19 – 10/29/19	0.0%	0.0%

†            Expressed as a percentage of the distributions paid.

*              The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

**         Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on May 10, 2019 at 1735 Market Street, 32th Floor, Philadelphia, Pa. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one Class II Trustee to the Board of Trustees:

	Votes For	Votes Withheld
Nancy Yao Maasbach	12,077,293	402,309

Trustees whose term of office continued beyond this meeting are as follows: P. Gerald Malone, John Sievwright and Randolph Takian.

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of Aberdeen Income Credit Strategies Fund (“ACP” or the “Fund”) held on June 11, 2019, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s investment advisory agreement with Aberdeen Asset Managers Limited (the “Investment Adviser”) and the investment sub-advisory agreement among the Fund, the Investment Adviser and Aberdeen Standard Investments Inc. (the “Sub-Adviser”). In addition, the Independent Trustees of the Fund held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 11, 2019, the “Meetings”). The Investment Adviser and the Sub-Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Sub-Adviser is an affiliate of the Investment Adviser.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information, and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a

32	Aberdeen Income Credit Strategies Fund

Supplemental Information (unaudited) (continued)

report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for the period since the Advisers assumed responsibility for management of the Fund on December 1, 2017, as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally, the Trustees considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the historical responsiveness of the Investment Adviser to Trustee concerns about performance, the Advisers’ performance and reputation generally and the willingness of the Advisers to take steps intended to improve performance. The Board concluded that overall performance was satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Adviser for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Trustees took into account the management fee structure, including that advisory fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Trustees also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Adviser after payment of the advisory fees. The Board considered that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, and, accordingly that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

Aberdeen Income Credit Strategies Fund	33

Supplemental Information (unaudited) (concluded)

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund’s management fee compared to its Peer Group at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Trustees took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Trustees took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Trustees also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

***

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Trustees voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

34	Aberdeen Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to State Street Bank and Trust Company, as plan agent (the “Plan Agent”). Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

The Plan Agent serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below

Aberdeen Income Credit Strategies Fund	35

Summary of Dividend Reinvestment Plan (unaudited) (continued)

the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

On September 4, 2019, the Board approved amendments to the Fund’s Dividend Reinvestment Plan (“Current Plan”). The amended dividend reinvestment plan (“Amended Plan”) will go into effect on April 30, 2020. Below is a few of the key changed terms and a summary of the Amended Plan.

Feature	Current Plan	Amended Plan
Automatically Enrolled in Dividend Reinvestment	Yes	Yes
Optional Cash Purchases	No	Yes
Frequency of Optional Cash Purchases	N/A	Monthly
Maximum Aggregate Annual Optional Cash Purchase Amount	N/A	$250,000
Days to purchase DRIP Shares on the Open Market	30 calendar days	3 – 5 business days
Schedule Recurring Deductions for Optional Cash Purchases	No	Yes
Online Bank Debits for Optional Cash Purchases	No	Yes
Additional Terms:

If the market price should exceed net asset value before the Plan Agent has completed its purchases, the average purchase price paid by the Plan Agent  may exceed net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares.

If the Fund switches from trading at a discount to trading at a premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Fee Structure	Each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases.	Each participant will pay a minimal service fee for each investment and a pro rata portion of brokerage commissions for Open-Market Purchases.

36	Aberdeen Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

Summary of Dividend Reinvestment Plan that will go into effect April 30, 2020:

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose common shares of beneficial interest are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center

Aberdeen Income Credit Strategies Fund	37

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

38	Aberdeen Income Credit Strategies Fund

Management of the Fund (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Randolph Takian** 399 Park Avenue, 6th Floor New York, NY 10022 Year of Birth: 1974	Class III Trustee	Term as Trustee expires 2020; Director since 2010	Managing Director and Head of Banking and Lending of Global Wealth and Investment Management at Bank of America (since 2019); Vice President of Boulevard Acquisition Corp.II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to 2019); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (from 2012 to 2019); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (from 2010 to 2019).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Independent Trustee

P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, Pa 19103	Chairman of the Board; Class III Trustee	Term expires 2020; Trustee since 2017	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015-2017.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee	Term expires 2022; Trustee since 2019	Ms. Maasbach has been the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015.	6	Former Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

John Sievwright c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class III Trustee	Term expires 2021; Trustee since 2017	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport)	9	Director of NEX Group plc. Director of, ICAP PLC from 2009 to 2016 and FirstGroup plc. from 2002-2014.

*

Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Global Premier Properties Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Mr. Takian is deemed to be an interested person due to a prior relationship with Aberdeen Standard Investments Inc.

Aberdeen Income Credit Strategies Fund	39

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President – Compliance	Since 2017

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Sharon Ferrari** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2017	Currently, Senior Fund Administration Manager – US for Aberdeen Standard Investments Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2017

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2017	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2017	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.

Erlend Lochen Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2019

Currently, Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments. Mr. Lochen joined Standard Life Investments in 2001 as a Credit Analyst. In 2004, he became the joint fund manager of the Higher Income Fund (Pan European high yield).

Steven Logan** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2017

Currently, Head of Euro High Yield and Global Leverage Loans. Steven joined Aberdeen following the SWIP acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006.

40	Aberdeen Income Credit Strategies Fund

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1900Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2017

Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009

Ben Packenham** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2017

Currently, Deputy Head of Euro High Yield and Global Leverage Loans. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2017

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** Aberdeen Asset Management Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007.

*                 Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Trustees next following the annual meeting of shareholders.

**            Messrs. Andolina, Goodson, Hendry, Keener, Logan, Pakenham and Pittard and Mses. Ferrari, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund and Aberdeen Global Premier Properties Fund, each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Income Credit Strategies Fund	41

Corporate Information

Trustees

P. Gerald Malone, Chairman
Nancy Yao Maasbach
John Sievwright
Randolph Takian

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Income Credit Strategies Fund are traded on the NYSE under the symbol “ACP”. Information about the Fund’s net asset value and market price is available at www.aberdeenacp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ACP ANNUAL

Item 2 — Code of Ethics.

(a)               As of October 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)                Not Applicable

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 — Audit Committee Financial Expert.

The Registrant’s Board of Trustee has determined that John Sievwright, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit and Valuation Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 — Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)(1) Audit-Related Fees	(c)(2) Tax Fees	(d) All Other Fees
October 31, 2019	$75,000	$45,000	$11,165	$0
October 31, 2018	$75,000	$0	$11,165	$0

(1)         The Audit related fees are for the completion of a comfort letter relating to an N-2 Filing.

(2)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)          The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination,  the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)   None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal year ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $623,602 and $760,514 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser and Administrator.

(h)                       Not applicable.

Item 5 — Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2019, the Audit and Valuation Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)                     Not applicable.

Item 6 — Investments.

(a)                        Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)                        Not applicable.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Trustees has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2020.

Individual & Position	Services Rendered	Past Business Experience
Steven Logan Head of Euro High Yield & Global Leverage Loans	Responsible for Euro High Yield and Global Leverage Loans

Currently, Head of Euro High Yield and Global Leverage Loans. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership

Ben Pakenham Deputy Head of Euro High Yield	Responsible Euro High Yield

Currently, Deputy Head of Euro High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors (from 2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, Mr. Pakenham was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence Senior Vice President Global High Yield	Responsible for Global High Yield

Currently Senior Vice President Global High Yield. Mr. Kence joined Standard Life Investments in 2010. Prior to joining Standard Life Investments, Mr. Kence worked at a number of companies including MFS Investment Management and Gannett Welsh & Kotler. Matt has 8  years’ investment experience at Standard Life Investments with 15 years’ experience in the industry

Erlend Lochen Head of North American Fixed Income and Global High Yield	Responsible for North American Fixed Income and Global High Yield

Currently Head of North American Fixed Income and Global High Yield. Mr.  Lochen joined Standard Life Investments in 2001 . Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 16 years’ investment experience at Standard Life Investments and 21 years’ experience in the industry.

(a)(2) The information in the table below is as of October 31, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Steven Logan	Registered Investment Companies	2	$455.96	0	$0
	Pooled Investment Vehicles	6	$1,941.75	0	$0
	Other Accounts	3	$213.87	2	$119.23

Ben Pakenham	Registered Investment Companies	2	$455.96	0	$0
	Pooled Investment Vehicles	6	$1,941.75	0	$0
	Other Accounts	3	$213.87	2	$119.23

Matthew Kence	Registered Investment Companies	2	$455.96	0	$0
	Pooled Investment Vehicles	6	$1,941.75	0	$0
	Other Accounts	3	$213.87	2	$119.23

Erlend Lochen	Registered Investment Companies	2	$455.96	0	$0
	Pooled Investment Vehicles	6	$1,941.75	0	$0
	Other Accounts	3	$213.87	2	$119.23

Total assets are as of October 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts  or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds.  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2019
Steven Logan	$0
Ben Pakenham	$0
Matthew Kence	$0
Erlend Lochen	$0

(b) Not applicable.

Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019 there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 — Controls and Procedures.

(a)               The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 — Exhibits.

(a)(1)                  Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 9, 2020

EXHIBIT LIST

13(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c) — Proxy Voting Policy of Registrant.

13(d) —Investment Adviser’s Proxy Voting Policies